UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                             Filed by a party other than the Registrant   ☒

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Virtusa Corporation

(Name of Registrant as Specified In Its Charter)

New Mountain Vantage LO, L.P.

New Mountain Vantage Focus, L.P.

New Mountain Vantage (California) II, L.P.

New Mountain Vantage, L.P.

New Mountain Vantage Co-Invest II, L.P.

New Mountain Vantage GP, L.L.C.

New Mountain Vantage Advisers, L.L.C.

Ramakrishna Prasad Chintamaneni

Patricia B. Morrison

Michael J. Baresich

Chad Fauser

Nadia Shouraboura

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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New Mountain Vantage Advisers, L.L.C., together with other participants (collectively, “New Mountain Vantage”), have filed a definitive proxy statement and accompanying BLUE proxy card with the U.S. Securities and Exchange Commission to be used to solicit proxies for the election of their slate of director nominees at the 2020 Annual Meeting of Shareholders of Virtusa Corporation.

On September 1, 2020, New Mountain Vantage issued a presentation entitled “Improving Virtusa with New Mountain Vantage” attached hereto as Exhibit 1, which is also being posted by New Mountain Vantage to ImproveVirtusa.com.